UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00134

                  ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Large-Cap Core
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio


Annual Report -- September 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

November 17, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the "Fund") for the annual reporting period ended September 30, 2004.*

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in large-capitalization companies. In managing the Fund, Alliance diversifies the investment portfolio between growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Fund's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the Fund's portfolio as necessary to maintain this targeted allocation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended September 30, 2004. During both the six- and 12-month periods ended September 30, 2004, the Fund's Class A shares underperformed the benchmark.

The Fund's underperformance versus its benchmark during the 12-month period ended September 30, 2004 stemmed largely from a weak showing in the growth portion of the Fund's investment portfolio, which was hurt by its low exposure to the small-cap, high-beta and low-quality stocks that performed strongly in the fourth quarter of 2003. As our large-cap growth team manages with a quality bias, we typically avoid these kinds of stocks. Sector selection was the major source of the Fund's underperformance during the 12-month reporting period, with an overweighted position in information technology detracting the most from the Fund's relative return.

During the six-month period ended September 30, 2004, the value segment of the Fund's investment portfolio meaningfully outperformed the benchmark, while the growth segment of the portfolio trailed the market. Sector selection detracted from the Fund's performance during the six-month period, with overexposure to the technology sector and the absence of exposure to the materials sector detracting the most. Offsetting the negative sector selection was broadly positive stock selection, particularly within technology and industrial stocks.


* The Fund's Board of Directors recently approved a change to the Fund's fiscal year-end from June 30 to September 30. The change was approved to align this Fund's fiscal year-end with another similar fund, thereby saving on prospectus printing costs.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 1


Market Review and Investment Strategy

The S&P 500 Stock Index gained 13.86% during the 12-month period ended September 30, 2004, with much of that gain coming in the fourth quarter of 2003. The Index declined by 0.18% during the six-month period ended September 30, 2004 as growing concerns about the vigor of the economy and corporate profits in the face of record-high energy prices pushed equity markets down. Traditional value sectors outperformed during the 12-month period under review and energy was the strongest sector, up more than 65% during the reporting period. The technology sector, despite general improvement in profitability, was the only sector not to earn a positive return as concerns about the tepid pace of the IT-spending recovery and the perception of excessive inventories caused performance to fall off sharply. The health care and consumer staples sectors also underperformed. Large-cap value stocks significantly outperformed large-cap growth stocks and the broad market during the 12-month period under review.

The valuation spread between the cheapest and most expensive stocks remains compressed. Thus, the value opportunity, as we measure it, remains lower than average and our value team has taken less risk than usual. With quality growth selling at unusually low valuations, our growth managers have become somewhat more aggressive in their stock selection for the Fund's investment portfolio. They have trimmed some steady-growth holdings and redeployed the assets into more aggressive technology and internet holdings. Hence, the growth portion of the Fund's investment portfolio is contributing much more of the risk in the Fund's blended investment portfolio.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that do not rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between "growth" and "value" stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED SEPTEMBER 30, 2004                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio
-------------------------------------------------------------------------------
   Class A                                              -0.25%         9.40%
-------------------------------------------------------------------------------
   Class B                                              -0.59%         8.72%
-------------------------------------------------------------------------------
   Class C                                              -0.59%         8.72%
-------------------------------------------------------------------------------
   Class R                                              -0.34%        -3.34%*
-------------------------------------------------------------------------------
   Advisor Class                                        -0.08%         9.81%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     -0.18%        13.86%
-------------------------------------------------------------------------------

*  Since Inception: The Class R share inception date is 2/17/04.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/15/02* TO 9/30/04


AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A: $11,404 S&P 500 Stock Index: $12,623


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                       AllianceBernstein Blended
                      Style Funds U.S. Large Cap            S&P 500
                           Portfolio Class A              Stock Index
-------------------------------------------------------------------------------
        7/15/02*                $  9,575                   $ 10,000
        9/30/02                 $  8,541                   $  8,914
        9/30/03                 $ 10,424                   $ 11,086
        9/30/04                 $ 11,404                   $ 12,623


*  Since inception of the Fund's Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A shares (from 7/15/02* to 9/30/04) as compared to the performance of the Fund's benchmark.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004

--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
1 Year                          9.40%              4.77%
Since Inception*                8.22%              6.14%

Class B Shares
1 Year                          8.72%              4.72%
Since Inception*                7.51%              6.68%

Class C Shares
1 Year                          8.72%              7.72%
Since Inception*                7.51%              7.51%

Class R Shares
Since Inception*               -3.34%

Advisor Class Shares
1 Year                          9.81%
Since Inception*                8.57%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------
Class A Shares
1 Year                                             4.77%
Since Inception*                                   6.14%

Class B Shares
1 Year                                             4.72%
Since Inception*                                   6.68%

Class C Shares
1 Year                                             7.72%
Since Inception*                                   7.51%


* Inception Date: 7/15/02 for Class A, B, C and Advisor Class shares; 2/17/04 for Class R shares.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 5


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                         Ending
                                      Beginning   Account Value        Expenses
                                  Account Value    September 30,    Paid During
                                  April 1, 2004            2004         Period*
-------------------------------------------------------------------------------
CLASS A
Actual                                   $1,000      $   997.48          $ 7.54
-------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)            $1,000      $ 1,017.45          $ 7.62
-------------------------------------------------------------------------------
CLASS B
Actual                                   $1,000      $   994.06          $11.12
-------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)            $1,000      $ 1,013.85          $11.23
-------------------------------------------------------------------------------
CLASS C
Actual                                   $1,000      $   994.06          $11.07
-------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)            $1,000      $ 1,013.90          $11.16
-------------------------------------------------------------------------------
CLASS R
Actual                                   $1,000      $   996.64          $ 8.89
-------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)            $1,000      $ 1,016.10          $ 8.97
-------------------------------------------------------------------------------
ADVISOR CLASS
Actual                                   $1,000      $   999.16          $ 6.05
-------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)            $1,000      $ 1,018.95          $ 6.11
-------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.51%, 2.23%, 2.22%, 1.78%, and 1.21%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                     Portfolio Summary and Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
September 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $165.4


SECTOR BREAKDOWN*
     23.4%   Finance
     22.2%   Technology
     13.3%   Health Care
     12.4%   Consumer Services
      8.3%   Energy
      5.4%   Capital Goods                         [PIE CHART OMITTED]
      5.3%   Consumer Staples
      3.5%   Utilities
      2.4%   Consumer Manufacturing
      1.9%   Multi-Industry
      1.9%   Transportation


TEN LARGEST HOLDINGS
September 30, 2004

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

General Electric Co.                              $ 8,327,840           5.0%
-------------------------------------------------------------------------------
Citigroup, Inc.                                     7,522,460           4.6
-------------------------------------------------------------------------------
Dell, Inc.                                          6,351,040           3.8
-------------------------------------------------------------------------------
Yahoo!, Inc.                                        6,222,485           3.8
-------------------------------------------------------------------------------
Microsoft Corp.                                     5,944,750           3.6
-------------------------------------------------------------------------------
eBay, Inc.                                          5,700,280           3.5
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                   5,190,425           3.1
-------------------------------------------------------------------------------
American International Group, Inc.                  5,099,250           3.1
-------------------------------------------------------------------------------
Bank of America Corp.                               4,852,960           2.9
-------------------------------------------------------------------------------
Pfizer, Inc.                                        4,834,800           2.9
-------------------------------------------------------------------------------
                                                  $60,046,290          36.3%


* All data is as of September 30, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2004


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Finance-23.3%
Banking - Money Center-1.9%
JPMorgan Chase & Co.                                   79,700     $   3,166,481
                                                                  -------------
Banking - Regional-4.0%
Bank of America Corp.                                 112,000         4,852,960
National City Corp.                                    45,000         1,737,900
                                                                  -------------
                                                                      6,590,860
                                                                  -------------
Brokerage & Money Management-0.8%
Lehman Brothers Holdings, Inc.                         17,000         1,355,240
                                                                  -------------
Insurance-8.7%
American International Group, Inc.                     75,000         5,099,250
Manulife Financial Corp. (Canada)                      47,412         2,076,172
MetLife, Inc.                                          69,000         2,666,850
PartnerRe Ltd. (Bermuda)                               19,500         1,066,455
The Chubb Corp.                                        48,500         3,408,580
                                                                  -------------
                                                                     14,317,307
                                                                  -------------
Mortgage Banking-1.6%
Fannie Mae                                             27,000         1,711,800
Freddie Mac                                            15,100           985,124
                                                                  -------------
                                                                      2,696,924
                                                                  -------------
Miscellaneous-6.3%
Citigroup, Inc.                                       170,500         7,522,460
MBNA Corp.                                            116,000         2,923,200
                                                                  -------------
                                                                     10,445,660
                                                                  -------------
                                                                     38,572,472
                                                                  -------------
Technology-22.1%
Communication Equipment-6.4%
Cisco Systems, Inc.(a)                                150,000         2,715,000
Corning, Inc.(a)                                       74,000           819,920
Juniper Networks, Inc.(a)                             145,000         3,422,000
QUALCOMM, Inc.                                         93,000         3,630,720
                                                                  -------------
                                                                     10,587,640
                                                                  -------------
Computer Hardware/Storage-5.6%
Dell, Inc.(a)                                         178,400         6,351,040
Hewlett-Packard Co.                                   160,000         3,000,000
                                                                  -------------
                                                                      9,351,040
                                                                  -------------
Contract Manufacturing-2.2%
Flextronics International Ltd. (Singapore)(a)         165,000         2,186,250
Solectron Corp.(a)                                    280,000         1,386,000
                                                                  -------------
                                                                      3,572,250
                                                                  -------------
Semiconductor Components-0.9%
Intel Corp.                                            74,000         1,484,440
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Software-7.0%
Electronic Arts, Inc.(a)                               81,400     $   3,743,586
Microsoft Corp.                                       215,000         5,944,750
Symantec Corp.(a)                                      34,000         1,865,920
                                                                  -------------
                                                                     11,554,256
                                                                  -------------
                                                                     36,549,626
                                                                  -------------
Healthcare-13.2%
Biotechnology-2.4%
Amgen, Inc.(a)                                         70,550         3,998,774
                                                                  -------------
Drugs-4.3%
GlaxoSmithKline Plc. (ADR) (United Kingdom)            53,000         2,317,690
Pfizer, Inc.                                          158,000         4,834,800
                                                                  -------------
                                                                      7,152,490
                                                                  -------------
Medical Products-2.9%
Boston Scientific Corp.(a)                             64,480         2,561,790
St. Jude Medical, Inc.(a)                              28,800         2,167,776
                                                                  -------------
                                                                      4,729,566
                                                                  -------------
Medical Services-3.6%
Medco Health Solutions, Inc.(a)                        57,700         1,782,930
UnitedHealth Group, Inc.                               56,200         4,144,188
                                                                  -------------
                                                                      5,927,118
                                                                  -------------
                                                                     21,807,948
                                                                  -------------
Consumer Services-12.4%
Broadcasting & Cable-2.0%
Comcast Corp. Special Cl. A(a)                         76,000         2,121,920
Time Warner, Inc.(a)                                   75,000         1,210,500
                                                                  -------------
                                                                      3,332,420
                                                                  -------------
Retail - General Merchandise-6.6%
eBay, Inc.(a)                                          62,000         5,700,280
Lowe's Cos., Inc.                                      95,500         5,190,425
                                                                  -------------
                                                                     10,890,705
                                                                  -------------
Miscellaneous-3.8%
Yahoo!, Inc.(a)                                       183,500         6,222,485
                                                                  -------------
                                                                     20,445,610
                                                                  -------------
Energy-8.3%
Domestic Integrated-1.4%
Occidental Petroleum Corp.                             40,000         2,237,200
                                                                  -------------
International-5.4%
BP Plc. (ADR) (United Kingdom)                         73,000         4,199,690
ChevronTexaco Corp.                                    88,000         4,720,320
                                                                  -------------
                                                                      8,920,010
                                                                  -------------
Miscellaneous-1.5%
ConocoPhillips                                         30,000         2,485,500
                                                                  -------------
                                                                     13,642,710
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-5.3%
Electrical Equipment-0.3%
Cooper Industries Ltd. Cl. A (Bermuda)                  8,000     $     472,000
                                                                  -------------
Miscellaneous-5.0%
General Electric Co.                                  248,000         8,327,840
                                                                  -------------
                                                                      8,799,840
                                                                  -------------
Consumer Staples-5.3%
Beverages-0.7%
PepsiCo, Inc.                                          25,000         1,216,250
                                                                  -------------
Retail - Food & Drug-2.9%
Safeway, Inc.(a)                                      115,800         2,236,098
SUPERVALU, Inc.                                        41,000         1,129,550
The Kroger Co.(a)                                      92,300         1,432,496
                                                                  -------------
                                                                      4,798,144
                                                                  -------------
Tobacco-1.7%
Altria Group, Inc.                                     59,000         2,775,360
                                                                  -------------
                                                                      8,789,754
                                                                  -------------
Utilities-3.5%
Electric & Gas Utility-2.5%
American Electric Power Co., Inc.                      64,000         2,045,440
Entergy Corp.                                          28,000         1,697,080
PPL Corp.                                               6,500           306,670
                                                                  -------------
                                                                      4,049,190
                                                                  -------------
Telephone Utility-1.0%
Sprint Corp. (FON Group)                               85,000         1,711,050
                                                                  -------------
                                                                      5,760,240
                                                                  -------------
Consumer Manufacturing-2.3%
Auto & Related-2.3%
Lear Corp.                                             27,000         1,470,150
Magna International, Inc. Cl. A (Canada)               32,400         2,400,192
                                                                  -------------
                                                                      3,870,342
                                                                  -------------
Multi-Industry Companies-1.9%
Textron, Inc.                                          49,000         3,149,230
                                                                  -------------
Transportation-1.9%
Railroad-1.9%
CSX Corp.                                              41,800         1,387,760
Norfolk Southern Corp.                                 59,000         1,754,660
                                                                  -------------
                                                                      3,142,420
                                                                  -------------
Total Common Stocks
  (cost $145,561,095)                                               164,530,192
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.5%
  (cost $145,561,095)                                             $ 164,530,192
Other assets less liabilities-0.5%                                      888,953
                                                                  -------------
Net Assets-100%                                                   $ 165,419,145
                                                                  =============

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 11


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2004

ASSETS
Investments in securities, at value (cost $145,561,095)           $ 164,530,192
Cash                                                                    551,191
Receivable for investment securities sold                               690,852
Receivable for capital stock sold                                       343,641
Dividends receivable                                                    176,614
                                                                  -------------
Total assets                                                        166,292,490
                                                                  -------------
LIABILITIES
Payable for capital stock redeemed                                      486,730
Distribution fee payable                                                 99,098
Advisory fee payable                                                     88,933
Payable for investment securities purchased                              30,860
Transfer agent fee payable                                               25,143
Accrued expenses and other liabilities                                  142,581
                                                                  -------------
Total liabilities                                                       873,345
                                                                  -------------
Net Assets                                                        $ 165,419,145
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      14,053
Additional paid-in capital                                          141,956,727
Accumulated net investment loss                                         (12,127)
Accumulated net realized gain on investment transactions              4,491,395
Net unrealized appreciation of investments                           18,969,097
                                                                  -------------
                                                                  $ 165,419,145
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($52,492,355/4,421,116 shares of capital stock issued
  and outstanding)                                                       $11.87
Sales charge--4.25% of public offering price                                .53
                                                                         ------
Maximum offering price                                                   $12.40
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($64,399,395/5,501,144 shares of capital stock issued
  and outstanding)                                                       $11.71
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($39,266,607/3,353,975 shares of capital stock issued
  and outstanding)                                                       $11.71
                                                                         ======
Class R Shares
Net asset value and offering price per share
  ($9,764/823 shares of capital stock issued and
  outstanding)                                                           $11.86
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($9,251,024/775,975 shares of capital stock issued
  and outstanding)                                                       $11.92
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                    July 1,
                                                    2004 to        Year Ended
                                                 September 30,      June 30,
                                                     2004*            2004
                                                 =============    =============
INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $3,267 and $10,382, respectively)           $     614,060    $   2,610,813
Interest                                                 2,951           17,684
                                                 -------------    -------------
                                                       617,011        2,628,497
                                                 -------------    -------------
EXPENSES
Advisory fee                                           364,086        1,542,495
Distribution fee -- Class A                             39,575          152,504
Distribution fee -- Class B                            162,390          630,269
Distribution fee -- Class C                            100,762          393,749
Distribution fee -- Class R                                 12               22
Transfer agency                                         87,879          246,126
Audit and legal                                         43,136          150,118
Printing                                                33,019           61,394
Custodian                                               32,451          134,873
Administrative                                          21,250          109,500
Registration                                            17,807          104,708
Directors' fees                                          6,692           20,855
Amortization of offering expenses                           -0-           7,761
Miscellaneous                                              975           10,738
                                                 -------------    -------------
Total expenses                                         910,034        3,565,112
Less: expense offset arrangement
  (see Note B)                                              -0-              (5)
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                        (113,744)        (375,989)
                                                 -------------    -------------
Net expenses                                           796,290        3,189,118
                                                 -------------    -------------
Net investment loss                                   (179,279)        (560,621)
                                                 -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                         204,041        4,980,979
Net change in unrealized
  appreciation/depreciation
  of investments                                    (4,137,331)      15,258,251
                                                 -------------    -------------
Net gain (loss) on investment
  transactions                                      (3,933,290)      20,239,230
                                                 -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                $  (4,112,569)   $  19,678,609
                                                 =============    =============


*  The Fund changed its fiscal year end from June 30 to September 30.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 13


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                    July 1,                      For the period
                                    2004 to       Year Ended     July 15, 2002**
                                 September 30,      June 30,            to
                                    2004*            2004         June 30, 2003
                                =============    =============    =============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment loss             $    (179,279)   $    (560,621)   $     (97,228)
Net realized gain on
  Investment transactions             204,041        4,980,979          171,673
Net change in unrealized
  appreciation/depreciation
  of investments                   (4,137,331)      15,258,251        7,848,177
                                -------------    -------------    -------------
Net increase (decrease) in
  net assets from
  operations                       (4,112,569)      19,678,609        7,922,622

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                  -0-              -0-         (18,816)
  Class B                                  -0-              -0-          (7,954)
  Class C                                  -0-              -0-          (3,022)
  Advisor Class                            -0-         (22,553)          (4,215)
Net realized gain on
  Investment transactions
  Class A                                  -0-         (94,385)              -0-
  Class B                                  -0-        (118,505)              -0-
  Class C                                  -0-         (72,853)              -0-
  Advisor Class                            -0-         (17,222)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)            (5,100,240)      33,457,923      113,832,325
                                -------------    -------------    -------------
Total increase (decrease)          (9,212,809)      52,811,014      121,720,940

NET ASSETS
Beginning of period               174,631,954      121,820,940          100,000
                                -------------    -------------    -------------
End of period (including net
  investment loss of $12,127
  and distributions in excess
  of net investment income
  of $13,213 and $133,
  respectively)                 $ 165,419,145    $ 174,631,954    $ 121,820,940
                                =============    =============    =============


*  The Fund changed its fiscal year end from June 30 to September 30.

**  Commencement of operations.

See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series U.S. Large Cap Portfolio (the "Fund") was organized under the laws of the State of Maryland on April 24, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund commenced operations on July 15, 2002. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Effective February 17, 2004, the Fund commenced offering Class R shares. Prior to commencement of operations on July 15, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") on July 10, 2002, of 10 shares each of Class A, Class B and Class C shares for $100 each, and 9,970 shares of Advisor Class shares for $99,700. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Organization and Offering Expenses

Offering expenses of $188,841 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Change of Fiscal Year End

The Fund changed its fiscal year end from June 30 to September 30. Accordingly, the statements of operations, the statement of changes in net assets and financial highlights reflect the period from July 1, 2004 to September 30, 2004.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an Investment Advisory Agreement, the Fund paid the Adviser a monthly fee at an annual rate of .95% of the first $5 billion, .90% of the excess over $5 billion up to $7.5 billion, .85% of the excess over $7.5 billion up to $10 billion and .80% of the excess over $10 billion of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From July 1, 2004 through September 6, 2004 and the year ended June 30, 2004, such waivers amounted to $92,494 and $258,917, respectively. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund and the Adviser entered into an Expense Limitation Agreement (the "Agreement"), dated July 15, 2002, under which the Adviser agreed to waive its fees and, if necessary, reimburse expenses of the Fund for the period from April 24, 2002 (date of organization of Fund) through August 31, 2003, to the extent


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

necessary to prevent total fund operating expenses from exceeding the annual rate of 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.85% of average daily net assets for Class R shares and 1.35% of average daily net assets for Advisor Class shares. For the period ended September 30, 2004 and the year ended June 30, 2004, there were no fees waived by the Adviser. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2005, provided that repayment does not result in the Fund's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser cannot exceed the sum of the Fund's organization costs and initial offering expenses. For the period ended September 30, 2004 and the year ended June 30, 2004, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended September 30, 2004 and the year ended June 30, 2004, the Adviser agreed to waive its fees for such services. Such waiver amounted to $21,250 and $109,500, respectively.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $48,563 and $151,790, respectively for the period ended September 30, 2004 and the year ended June 30, 2004. The Transfer Agent voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $0 and $7,572, respectively for the period ended September 30, 2004 and the year ended June 30, 2004.

For the period ended September 30, 2004 the Fund's expenses were not reduced and for the year ended June 30, 2004, the Fund's expenses were reduced by $5 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $-0- and $5,171 from the sale of Class A shares and received $31,079 and $103,795; and $1,918 and $9,876 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the period ended September 30, 2004 and the year ended June 30, 2004.

Brokerage commissions paid on investment transactions for the period ended September 30, 2004 and the year ended June 30, 2004 amounted to $68,258


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

and $215,080, of which $28,686 and $118,086, respectively, was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares and .50% of the average daily net assets attributable to Class R shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,631,456 and $485,937 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  18,485,287    $  24,156,641
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:


Cost                                                              $ 145,561,095
                                                                  =============

Gross unrealized appreciation                                     $  21,920,221
Gross unrealized depreciation                                        (2,951,124)
                                                                  -------------
Net unrealized appreciation                                       $  18,969,097
                                                                  =============


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE E

Capital Stock

There are 24,000,000,000 shares of $.001 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Advisor Class shares. Each class consists of 6,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                    Shares
                                -----------------------------------------------
                                July 1, 2004 to      Year Ended         July 15,
                                   September 30,        June 30,     2002(a) to
                                           2004*           2004   June 30, 2003
                                -----------------------------------------------
Class A
Shares sold                             163,406       1,977,746       3,790,904
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-          7,339           1,705
-------------------------------------------------------------------------------
Shares converted from Class B            15,975         128,939          25,212
-------------------------------------------------------------------------------
Shares redeemed                        (286,180)     (1,124,648)       (279,292)
-------------------------------------------------------------------------------
Net increase (decrease)                (106,799)        989,376       3,538,529
===============================================================================

Class B
Shares sold                             170,407       2,461,200       4,825,576
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-          7,346             543
-------------------------------------------------------------------------------
Shares converted to Class A             (16,191)       (130,150)        (25,321)
-------------------------------------------------------------------------------
Shares redeemed                        (287,612)     (1,218,317)       (286,347)
-------------------------------------------------------------------------------
Net increase (decrease)                (133,396)      1,120,079       4,514,451
===============================================================================

Class C
Shares sold                              82,342       1,608,514       2,841,318
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-          4,007             215
-------------------------------------------------------------------------------
Shares redeemed                        (302,693)       (749,893)       (129,845)
-------------------------------------------------------------------------------
Net increase (decrease)                (220,351)        862,628       2,711,688
===============================================================================

Advisor Class
Shares sold                              39,520         360,286         720,101
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-          2,334             168
-------------------------------------------------------------------------------
Shares redeemed                         (24,055)       (280,353)        (51,996)
-------------------------------------------------------------------------------
Net increase                             15,465          82,267         668,273
===============================================================================

*  The Fund changed its fiscal year end from June 30 to September 30.

(a)  Commencement of operations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                            Shares
                                -------------------------------
                                July 1, 2004 to     February 17,
                                   September 30,     2004(b) to
                                           2004*  June 30, 2004
                                -------------------------------
Class R
Shares sold                                   8             815
---------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-             -0-
---------------------------------------------------------------
Shares redeemed                              -0-             -0-
---------------------------------------------------------------
Net increase                                  8             815
===============================================================

*  The Fund changed its fiscal year end from June 30 to September 30.

(b)  Commencement of distribution.


                                                     Amount
                                -----------------------------------------------
                                July 1, 2004 to      Year Ended         July 15,
                                   September 30,        June 30,     2002(a) to
                                           2004*           2004   June 30, 2003
                                -----------------------------------------------
Class A
Shares sold                         $ 1,913,087    $ 22,253,943    $ 37,793,324
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-         85,202          16,918
-------------------------------------------------------------------------------
Shares converted from Class B           186,897       1,503,782         258,164
-------------------------------------------------------------------------------
Shares redeemed                      (3,317,464)    (12,952,774)     (2,719,109)
-------------------------------------------------------------------------------
Net increase (decrease)             $(1,217,480)   $ 10,890,153    $ 35,349,297
===============================================================================

Class B
Shares sold                         $ 1,953,176    $ 27,649,705    $ 47,613,542
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-         84,548           5,375
-------------------------------------------------------------------------------
Shares converted to Class A            (186,897)     (1,503,782)       (258,164)
-------------------------------------------------------------------------------
Shares redeemed                      (3,306,673)    (14,010,139)     (2,755,817)
-------------------------------------------------------------------------------
Net increase (decrease)             $(1,540,394)   $ 12,220,332    $ 44,604,936
===============================================================================

Class C
Shares sold                         $   951,751    $ 18,065,607    $ 28,373,392
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-         46,116           2,125
-------------------------------------------------------------------------------
Shares redeemed                      (3,481,143)     (8,644,139)     (1,289,832)
-------------------------------------------------------------------------------
Net increase (decrease)             $(2,529,392)   $  9,467,584    $ 27,085,685
===============================================================================

*  The Fund changed its fiscal year end from June 30 to September 30.

(a)  Commencement of operations.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                                     Amount
                                -----------------------------------------------
                                July 1, 2004 to      Year Ended         July 15,
                                   September 30,        June 30,     2002(a) to
                                           2004*           2004   June 30, 2003
                                -----------------------------------------------
Advisor Class
Shares sold                         $   468,629     $ 4,144,350     $ 7,296,520
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-         27,146           1,667
-------------------------------------------------------------------------------
Shares redeemed                        (281,703)     (3,301,642)       (505,780)
-------------------------------------------------------------------------------
Net increase                        $   186,926     $   869,854     $ 6,792,407
===============================================================================

                                July 1, 2004 to     February 17,
                                   September 30,     2004(b) to
                                           2004*  June 30, 2004
                                -------------------------------
Class R
Shares sold                         $       100     $    10,000
---------------------------------------------------------------
Shares issued in reinvestment
  of dividends                               -0-             -0-
---------------------------------------------------------------
Shares redeemed                              -0-             -0-
---------------------------------------------------------------
Net increase                        $       100     $    10,000
===============================================================

*  The Fund changed its fiscal year end from June 30 to September 30.

(a)  Commencement of operations.

(b)  Commencement of distribution.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended September 30, 2004.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended September 30, 2004 and fiscal years ended June 30, 2004 and June 30, 2003 were as follows:


                               July 1, 2004 to     Year Ended       Year Ended
                                 September 30,      June 30,         June 30,
                                     2004             2004             2003
                                =============    =============    =============
Distributions paid from:
  Ordinary income               $          -0-   $     325,518    $      34,007
                                -------------    -------------    -------------
Total taxable distributions                -0-         325,518           34,007
                                -------------    -------------    -------------
Total distributions paid        $          -0-   $     325,518    $      34,007
                                -------------    -------------    -------------


As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                              $   4,479,268
Unrealized appreciation/(depreciation)                               18,969,097
                                                                  -------------
Total accumulated earnings/(deficit)                              $  23,448,365
                                                                  =============

During the current fiscal year end, permanent differences, primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassfication had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 27


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Class A
                                         -------------------------------------
                                           July 1,                    July 15,
                                           2004 to     Year Ended    2002(b) to
                                        September 30,   June 30,      June 30,
                                           2004(a)        2004         2003
                                         -----------  -----------  -----------
Net asset value, beginning of period       $12.14       $10.68       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                   .00(f)       .01(e)       .02
Net realized and unrealized gain
  (loss) on investment transactions          (.27)        1.47          .68
Net increase (decrease) in net asset
  value from operations                      (.27)        1.48          .70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-          -0-        (.02)
Distributions from net realized gain
  on investments                               -0-        (.02)          -0-
Total dividends and distributions              -0-        (.02)        (.02)
Net asset value, end of period             $11.87       $12.14       $10.68

TOTAL RETURN
Total investment return based on
  net asset value(g)                        (2.22)%      13.88%        6.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $52,492      $54,956      $37,789
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.47%(h)     1.53%        1.65%(h)
  Expenses, before waivers/
    reimbursements                           1.74%(h)     1.76%        2.62%(h)
  Net investment income(d)                    .01%(h)      .09%(e)      .20%(h)
Portfolio turnover rate                        11%          39%          25%


See footnote summary on page 32.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                       Class B
                                         -------------------------------------
                                            July 1,                  July 15,
                                           2004 to     Year Ended   2002(b) to
                                        September 30,   June 30,     June 30,
                                            2004(a)      2004         2003
                                         -----------  -----------  -----------
Net asset value, beginning of period       $11.99       $10.62       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c)(d)                    (.02)        (.07)(e)     (.04)
Net realized and unrealized gain
  (loss) on investment transactions          (.26)        1.46          .67
Net increase (decrease) in net asset
  value from operations                      (.28)        1.39          .63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-          -0-        (.01)
Distributions from net realized
  gain on investments                          -0-        (.02)          -0-
Total dividends and distributions              -0-        (.02)        (.01)
Net asset value, end of period             $11.71       $11.99       $10.62

TOTAL RETURN
Total investment return based on
  net asset value(g)                        (2.34)%      13.11%        6.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $64,399      $67,551      $47,963
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           2.19%(h)     2.25%        2.35%(h)
  Expenses, before waivers/
    reimbursements                           2.46%(h)     2.48%        3.28%(h)
  Net investment loss(d)                     (.71)%(h)    (.63)%(e)    (.50)%(h)
Portfolio turnover rate                        11%          39%          25%


See footnote summary on page 32.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 29


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                        Class C
                                         -------------------------------------
                                           July 1,                   July 15,
                                          2004 to      Year Ended   2002(b) to
                                        September 30,   June 30,     June 30,
                                           2004(a)        2004         2003
                                         -----------  -----------  -----------
Net asset value, beginning of period       $11.99       $10.62       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c)(d)                    (.02)        (.07)(e)     (.04)
Net realized and unrealized gain
  (loss) on investment transactions          (.26)        1.46          .67
Net increase (decrease) in net
  asset value from operations                (.28)        1.39          .63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-          -0-        (.01)
Distributions from net realized
  gain on investments                          -0-        (.02)          -0-
Total dividends and distributions              -0-        (.02)        (.01)
Net asset value, end of period             $11.71       $11.99       $10.62

TOTAL RETURN
Total investment return based
  on net asset value(g)                     (2.34)%      13.11%        6.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $39,267      $42,854      $28,806
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           2.18%(h)     2.24%        2.35%(h)
  Expenses, before waivers/
    reimbursements                           2.45%(h)     2.47%        3.26%(h)
  Net investment loss(d)                     (.71)%(h)    (.62)%(e)    (.47)%(h)
Portfolio turnover rate                        11%          39%          25%


See footnote summary on page 32.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Class R
                                           ------------------------
                                             July 1,    Feburary 17,
                                             2004 to     2004(i) to
                                          September 30,   June 30,
                                             2004(a)        2004
                                           -----------  -----------
Net asset value, beginning of period          $12.13       $12.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c)(d)                       (.01)        (.01)(e)
Net realized and unrealized
  loss on investment transactions               (.26)        (.13)
Net decrease in net asset value
  from operations                               (.27)        (.14)
Net asset value, end of period                $11.86       $12.13

TOTAL RETURN
Total investment return based
  on net asset value(g)                        (2.23)%      (1.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(h)                           1.66%        1.78%
  Expenses, before waivers/
    reimbursements(h)                           1.93%        2.15%
  Net investment loss(d)(h)                     (.18)%       (.12)%(e)
Portfolio turnover rate                           11%          39%


See footnote summary on page 32.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 31


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                     Advisor Class
                                         -------------------------------------
                                           July 1,                   July 15,
                                          2004 to      Year Ended   2002(b) to
                                        September 30,   June 30,     June 30,
                                           2004(a)        2004         2003
                                         -----------  -----------  -----------
Net asset value, beginning of period       $12.18       $10.71       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                   .01          .04(e)       .04
Net realized and unrealized gain
  (loss) on investment transactions          (.27)        1.48          .69
Net increase (decrease) in net
  asset value from operations                (.26)        1.52          .73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-        (.03)        (.02)
Distributions from net realized
  gain on investments                          -0-        (.02)          -0-
Total dividends and distributions              -0-        (.05)        (.02)
Net asset value, end of period             $11.92       $12.18       $10.71

TOTAL RETURN
Total investment return based on
  net asset value(g)                        (2.13)%      14.20%        7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $9,251       $9,261       $7,263
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.17%(h)     1.23%        1.35%(h)
  Expenses, before waivers/
    reimbursements                           1.44%(h)     1.46%        4.78%(h)
  Net investment income(d)                    .31%(h)      .39%(e)      .48%(h)
Portfolio turnover rate                        11%          39%          25%


(a)  The Fund changed its fiscal year end from June 30 to September 30.

(b)  Commencement of operations.

(c)  Based on average shares outstanding.

(d)  Net of fees and expenses waived/reimbursed by the Adviser.

(e)  Net of fees and expenses waived by the Transfer Agent.

(f)  Amount is less than $.001.

(g) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(h)  Annualized.

(i)  Commencement of distribution.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and Shareholders of
AllianceBernstein Blended Style Series U.S. Large Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series U.S. Large Cap Portfolio (the "Fund") at September 30, 2004, the results of its operations for the period July 1, 2004 through September 30, 2004, and for the year ended June 30, 2004, the changes in its net assets for the period July 1, 2004 through September 30, 2004, the year ended June 30, 2004, and the period July 15, 2002 (commencement of operations) through June 30, 2003, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 24, 2004


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 33


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marilyn G. Fedak, Senior Vice President
James G. Reilly, Senior Vice President
Lewis A. Sanders, Senior Vice President
Thomas J.Bardong, Vice President
Seth J. Masters(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissell LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll Free: (800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Masters is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, **                  Executive Vice President of                       68             None
1345 Avenue of the                 ACMC since 2001; prior thereto
Americas                           Chief Executive Officer of Sanford
New York, NY 10105                 C. Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 1999.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment Adviser and                           116             None
2 Sound View Drive                 Independent Consultant. Formerly
Suite 100                          Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which
(2001)                             he had been associated since
Chairman of the Board              prior to 1999. Formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Ruth Block, #***                   Formerly an Executive Vice                        96             None
500 S.E. Mizner Blvd.              President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(2001)                             States; Chairman and Chief
                                   Executive Officer of Evlico. Director
                                   of Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals),
                                   Tandem Financial Group and
                                   Donaldson, Lufkin & Jenrette
                                   Securities Corporation. Formerly
                                   Governor at Large National
                                   Association of Securities Dealers,
                                   Inc.

David H. Dievler, #                Independent Consultant. Until                    100             None
P.O. Box 167                       December 1994, Senior Vice
Spring Lake, NJ 07762              President of ACMC responsible
10/23/29                           for mutual fund administration.
(2001)                             Prior to joining ACMC in 1984,
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of the American Institute of
                                   Certified Public Accountants
                                   since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 35


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly a President                  98             None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002, Senior
2/19/42                            Advisor from June 1999-June 2000
(2001)                             and President of Historic Hudson
                                   Valley (historic preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, Director and Chairman
                                   of the Audit Committee of ACMC.

Donald J. Robinson, #              Senior Counsel to the law firm of                 96             None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a
8/24/34                            senior partner and a member
(2001)                             of the Executive Committee of
                                   that firm. Formerly a member
                                   and Chairman of the Municipal
                                   Securities Rulemaking Board and
                                   a Trustee of the Museum of the
                                   City of New York.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.

*** Ms.Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 Amerrican Depositary Shares of AXA, having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#  Member of the Audit Committee and Governance and Nominating Committee.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



     NAME, ADDRESS*                      POSITION(S)                     PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                   HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 10/2/57              President                       See biography above.

Philip L. Kirstein, 5/29/45         Senior Vice President           Senior Vice President and Independent
                                    and Independent                 Compliance Officer--Mutual Funds
                                    Compliance Officer              of ACMC,** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Counsel of Kirkpatrick
                                                                    & Lockhart, LLP from 2003 to October
                                                                    2004, and General Counsel and First
                                                                    Vice President of Merrill Lynch
                                                                    Investment Managers since prior to
                                                                    1999.

Marilyn G. Fedak, 1/3/47            Senior Vice President           Executive Vice President of ACMC***
                                                                    since October 2000. She is head
                                                                    of Sanford C. Bernstein & Co., Inc.
                                                                    Value Equity Business and Co-Chief
                                                                    Investment Officer of U.S. Value
                                                                    Equities. Prior thereto, Chief Investment
                                                                    Officer and Chairman of the U.S. Equity
                                                                    Investment Policy Group at Sanford C.
                                                                    Bernstein & Co. since prior to 1999.

James, G. Reilly, 7/2/61            Senior Vice President           Executive Vice President of ACMC,**
                                                                    with which he has been associated
                                                                    since prior to 1999.

Lewis A. Sanders,                   Senior Vice President           Chief Executive Officer of ACMC**
11/8/46                                                             since July 2003. Prior thereto, he
                                                                    was Director, Vice Chairman and Chief
                                                                    Investment Officer of ACMC** since
                                                                    October 2, 2000. Previously, he was
                                                                    Chairman and Chief Executive Officer
                                                                    of Sanford C. Bernstein & Co, since
                                                                    prior to 1999.

Thomas J. Bardong,                  Vice President                  Senior Vice President of ACMC,** with
4/28/45                                                             which he has been associated since
                                                                    prior to 1999.

Seth J. Masters, 6/4/59             Vice President                  Executive Vice President of ACMC and
                                                                    Chief Investment Officer of Style Blend
                                                                    and Core Equity Services and headed
                                                                    the U.S. and Global Style Blend teams
                                                                    at ACMC since October 2000. Prior
                                                                    thereto, he was Chief Investment
                                                                    Officer for Emerging Markets Value
                                                                    at Sanford C. Bernstein & Co., Inc.
                                                                    since prior to 1999.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 37


                                                         Management of the Fund
-------------------------------------------------------------------------------


     NAME, ADDRESS*                      POSITION(S)                     PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                   HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Mark R. Manley, 10/23/62            Secretary                       Senior Vice President, Deputy General
                                                                    Counsel and Chief Compliance Officer
                                                                    of ACMC, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten, 10/4/50            Treasurer and Chief             Senior Vice President of AGIS** and a
                                    Financial Officer               Vice President of ABIRM,** with which
                                                                    he has been associated since prior to
                                                                    1999.

Vincent S. Noto, 12/14/64           Controller                      Vice President of AGIS,** with which he
                                                                    has been associated since prior to 1999.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.

* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 39


NOTES


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


ABBSAR0904

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                   Audit-Related
                                    Audit Fees         Fees             Tax Fees

U.S. Large Cap Portfolio
                     June 30,  2004    $39,000        $ 6,936           $14,900
                     Sept. 30, 2004*   $25,500        $ 1,020           $ 8,600

* During the course of calendar year 2004, the Fund changed its fiscal year and from June 30 to September 30. Fees for September 30, 2004 are for the period July 1, 2004 through September 30, 2004.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):


                                                              Total Amount of
                                                             Foregoing Column
                                                            Pre-approved by the
                                                              Audit Committee
                                      All Fees for         (Portion Comprised of
                                   Non-Audit Services       Audit Related Fees)
                                    Provided to the        (Portion Comprised of
                                 Portfolio, the Adviser          Tax Fees)
                                 and Service Affiliates

U.S. Large Cap Portfolio June 30, 2004    $  785,883            [$ 21,836]
                                                                ($  6,936)
                                                                ($ 14,900)
                    September 30, 2004*   $   33,042            [$  9,620]
                                                                ($  1,020)
                                                                ($  8,600)

* During the course of calendar year 2004, the Fund changed its fiscal year and from June 30 to September 30. Fees for September 30, 2004 are for the period July 1, 2004 through September 30, 2004.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.      DESCRIPTION OF EXHIBIT
         -----------      ----------------------
         11 (a) (1)       Code of ethics that is subject to the
                          disclosure of Item 2 hereof

         11 (b) (1)       Certification of Principal Executive Officer
                          Pursuant to Section 302 of the Sarbanes-Oxley
                          Act of 2002

         11 (b) (2)       Certification of Principal Financial Officer
                          Pursuant to Section 302 of the Sarbanes-Oxley
                          Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                          Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    November 29, 2004

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2004